HIGHLAND/iBOXX SENIOR LOAN ETF

Supplement dated January 27, 2020 to the Summary Prospectus and Prospectus

for Highland/iBoxx Senior Loan ETF (the “Fund”),

each dated October 31, 2019, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus and the Prospectus.

Effective immediately, the sub-sections entitled “Fees and Expenses” and “Expense Example” on page 1 of the Summary Prospectus and Prospectus are hereby deleted in their entirety and replaced with the following:

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Management Fee	0.45%
Other Expenses	0.37%
Transaction Expenses on Expedited Settlement Facility[1]	0.06%
Remainder of Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.82%
Expense Reimbursement[2]	-0.21%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.61%

[1]	Other Expenses have been restated to reflect an additional 0.06% in operating expenses associated with expedited settlement agreements, which qualify as Excluded Expenses.

[2]

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2020, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees (the “Board”). Under the Expense Cap, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) that your investment has a 5% return each year, and (iii) that the Fund’s operating expenses remain the same. Only the first year of each period in the Example takes into account the expense reimbursement described above. Your actual costs may be higher or lower. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below.

1 Year	3 Years	5 Years	10 Years
$62	$241	$434	$994

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE FUND’S SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE.

HFI-SNLN-SUPP1-0120